UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

Pelthos Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41964	86-3335449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Stirrup Creek Drive, Suite 110 Durham, NC	27703
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (919) 908-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTHS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2026, the board of directors (the “Board”) of Pelthos Therapeutics Inc. (the “Company”), upon recommendation from the compensation committee of the Board (the “Compensation Committee”) following its annual assessment of the Board’s compensation program, approved the following changes to the cash and equity compensation of non-employee directors (as amended, the “Director Compensation Policy”), which changes adjust the Board’s compensation program to more closely align with the non-employee director compensation practices of the Company’s peer group. Beginning January 1, 2026:

•	the annual cash retainer fee for service as a Non-Executive Chairman will be increased from $50,000 to $60,000, with the annual cash retainer for service as a member of the Board and its committees remaining unchanged; and

•	the Company will begin paying annual cash retainer fees for service as members and chairpersons of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

As a result of the foregoing approvals, the Director Compensation Policy provides for the following cash and equity compensation to the Company’s non-employee directors:

Cash Compensation

Effective January 1, 2026
Amount ($)
Board of Directors:
Member	40,000
Non-Executive Chairman	60,000
Audit Committee:
Member	7,000
Chair	19,000
Compensation Committee:
Member	5,000
Chair	15,000
Nominating and Corporate Governance Committee:
Member	4,000
Chair	12,000

Equity Compensation

On or about the time a new non-employee director joins the Board, the new non-employee director may be granted an initial grant of awards under the Pelthos Therapeutics Inc. 2023 Equity Incentive Plan, as amended (the “Plan”), as determined by, and at the discretion of, the Board upon recommendation from the Compensation Committee.

Non-employee directors do not receive annual grants of equity awards under the Plan as compensation for service as a member of the Board or its committees.

Item 7.01. Regulation FD Disclosure.

On January 12, 2026, the Company made available a presentation on its website. A copy of the presentation is attached hereto as Exhibit 99.1. Information contained on the Company’s website is not incorporated by reference into and should not be considered to be part of this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, which is incorporated into this Item 7.01 by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

Exhibit 99.1 attached hereto contains, and may indicate, forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including without limitation, those statements relating to the success of its products and product candidates, timing, progress and results of any preclinical and clinical trials, its estimates regarding the potential market opportunity for its products and product candidates, its ability to develop its pipeline, its ability to protect its intellectual property and enforce its intellectual property rights, its ability to procure new customers and partners, and its ability to execute its development strategy and sustain its competitive position. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the Company’s limited operating history, its ability to establish its market development capabilities to commercialize its products and generate any revenue, its ability to secure and execute financing transactions, and its ability to maintain regulatory approval of certain of its products, which can be identified by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict, “project,” “seek,” “should,” “target,” “will,” “would” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pelthos Therapeutics Inc.

Date: January 12, 2026	By:	/s/ Francis Knuettel II
		Name:	Francis Knuettel II
		Title:	Chief Financial Officer